UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2025

Central Index Key Number of the issuing entity: 0002063021

Wells Fargo Commercial Mortgage Trust 2025-5C5

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001931347

Greystone Commercial Mortgage Capital LLC

Central Index Key Number of the sponsor: 0000109380

Zions Bancorporation, N.A.

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-05	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) created Wells Fargo Commercial Mortgage Trust 2025-5C5 (the “Issuing Entity”) and caused the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C5, Commercial Mortgage Pass-Through Certificates, Series 2025-5C5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated and effective as of July 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC (“Trimont”), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association (“CTCNA”), as certificate administrator and as trustee, and Park Bridge Lender Services LLC (“Park Bridge”), as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Shaw Park Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Shaw Park Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Shaw Park Plaza Whole Loan”) that includes the Shaw Park Plaza Mortgage Loan and three other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Shaw Park Plaza Mortgage Loan is to be serviced and administered (i) until the securitization of Note A-1 in the Shaw Park Plaza Whole Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of such Note A-1, under the pooling and servicing agreement entered into in connection with the securitization of such Note A-1.

On September 25, 2025, the Note A-1 in the Shaw Park Plaza Whole Loan was securitized pursuant to the BBCMS Mortgage Trust 2025-5C37 securitization transaction. As of such date, the Shaw Park Plaza Mortgage Loan is being serviced and administered under the Pooling and Servicing Agreement, dated as of September 1, 2025 (the “BBCMS 2025-5C37 PSA”), between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, CTCNA, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The BBCMS 2025-5C37 PSA is attached hereto as Exhibit 99.1.

The terms and conditions of the BBCMS 2025-5C37 PSA applicable to the servicing of the Shaw Park Plaza Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 15, 2025 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Shaw Park Plaza Mortgage Loan);
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Shaw Park Plaza Mortgage Loan if such Mortgage Loan is a specially serviced loan thereunder will accrue at a rate equal to 0.25% per annum, subject to a monthly minimum servicing fee of $5,000 for the Shaw Park Plaza Whole Loan;
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Shaw Park Plaza Mortgage Loan if such Mortgage Loan is a corrected loan thereunder will accrue at a rate equal to 1.00%; provided, however, that after receipt by the Non-Serviced Special Servicer of workout fees with respect to such corrected loan in an amount equal to $25,000, any workout fees in excess of such amount shall be reduced by the excess modification fee amount as defined in the BBCMS 2025-5C37 PSA; provided further that in the event the workout fee collected at the foregoing rate is less than

$25,000, then the related Non-Serviced Special Servicer will be entitled to a total workout fee equal to $25,000;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Shaw Park Plaza Mortgage Loan will accrue at a rate equal to 1.00%; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000; and
•	The powers and duties of the Non-Serviced Operating Advisor under the BBCMS 2025-5C37 PSA differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2025, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: September 26, 2025

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2025, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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